UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTH COAST PARTNERS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

NORTH COAST PARTNERS, INC.
909 Logan Street, Suite 7J
Denver, Colorado 80203

May __, 2008

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders. The meeting will be held on June __, 2008, at 10:00 a.m. local time, at 524 Second Avenue, Suite 500, Seattle, Washington 98104-2323.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card. At the meeting, we will vote on the following matters:

1.    To authorize the amendment of our Certificate of Incorporation for the purpose of changing the name of our company from “North Coast Partners, Inc.” to “Montavo, Inc.”

2.    To authorize an increase in authorized common stock from 20,000,000 shares, par value $0.001 per share, to 100,000,000 shares, par value $0.001 per share.

3.    To authorize an increase in authorized preferred stock from 1,000,000 shares, par value $0.001 per share, to 5,000,000 shares, par value $0.001 per share.

4.    To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

Your vote is important to us, and I look forward to seeing you at the meeting. If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in North Coast Partners, Inc.

Sincerely,

Brook W. Lang
Chief Executive Officer

NORTH COAST PARTNERS, INC.
909 Logan Street, Suite 7J
Denver, Colorado 80203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders of North Coast Partners, Inc. (the “Company”) will be held on June __, 2008, at 10:00 a.m., at 524 Second Avenue, Suite 500, Seattle, Washington 98104-2323, for the following purposes:

1.    To authorize the amendment of our Certificate of Incorporation for the purpose of changing the name of our company from “North Coast Partners, Inc.” to “Montavo, Inc.”

2.    To authorize an increase in authorized common stock from 20,000,000 shares, par value $0.001 per share, to 100,000,000 shares, par value $0.001 per share.

3.    To authorize an increase in authorized preferred stock from 1,000,000 shares, par value $0.001 per share, to 5,000,000 shares, par value $0.001 per share.

4.    To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on May 15, 2008, the record date. Only shareholders of record at the record date are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Special Meeting in accordance with your instructions. For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors,

May 15, 2008

Brook W. Lang
Chief Executive Officer

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

QUESTIONS AND ANSWERS ABOUT THIS
PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving this proxy material?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.001 par value (the "Common Stock"), of North Coast Partners, Inc., a Delaware corporation (the "Company"), commencing on or about May __, 2008, in connection with the solicitation of proxies by our Board of Directors of the Company (the "Board") for use at the special meeting of the shareholders of the Company (the "Meeting") to be held at 524 Second Avenue, Suite 500, Seattle, Washington 98104-2323, on June __, 2008 at 10:00 a.m. You are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, the compensation of directors and our most highly paid executive officers, and certain other required information.

On what matters am I voting?

Our Board seeks shareholder approval of the proposal to amend our Certificate of Incorporation for the purpose of (i) changing our Company’s name from “North Coast Partners, Inc.” to “Montavo, Inc.,” as set forth in proposal no. 1 below, (ii) increasing the authorized common stock from 20,000,000 shares, par value $0.001 per share, to 100,000,000 shares, par value $0.001 per share, as set forth in proposal no. 2 below, and (iii) increasing the authorized preferred stock from 1,000,000 shares, par value $0.001 per share, to 5,000,000 shares, par value $0.001 per share, as set forth in proposal no. 3 below. Such approval is sought because the Company expects to consummate the transactions contemplated by the Agreement dated May 7, 2008 (the “Merger Agreement”) among the Company, its wholly-owned subsidiary North Coast Acquisition Corp. and Montavo, Inc. For full and further details, please see our description under proposal no. 1 below.

The shareholders also will transact any other business that properly comes before the Meeting.

What are our Board’s voting recommendations?

Our Board recommends that you vote your shares FOR approval of the proposal to amend our Certificate of Incorporation for the purpose of changing our Company’s name to “Montavo, Inc.” and to increase our authorized common stock to 100,000,000 shares and our authorized preferred shares to 5,000,000.

Who can vote at the Meeting?

An aggregate of 12,720,000 votes (the “Voting Shares”) may be cast by shareholders at the Meeting, consisting of the issued and outstanding shares of Common Stock held by shareholders of record at the close of business on May 15, 2008 (the “Record Date”). Holders of shares of Common Stock are entitled at the Meeting to one vote for each share of Common Stock held on the Record Date.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card). Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States. If a proxy specifies how it is to be voted, it will be so voted. If you return a signed proxy card but do not provide voting instructions, your shares will be voted as follows: (1) FOR approval of the proposal to amend our Certificate of Incorporation for the purpose of changing our Company’s name to “Montavo, Inc.” and increase our authorized number of shares of common stock and preferred stock and (2) in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, with respect to any other matter that is properly brought before the meeting for action by shareholders. Proxies in the form enclosed are solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, by signing another proxy card with a later date and submitting this later dated proxy to our Chief Executive Officer before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting. Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to North Coast Partners, Inc., Attention: Brook Lang, Chief Executive Officer, 524 Second Avenue, Suite 500, Seattle, Washington 98104-2323, or hand delivered to our Corporate Secretary at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date. Since there is an aggregate of 12,720,000 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 6,487,200 Voting Shares is present in person or by proxy at the Meeting.

How many votes are required to approve the proposals?

The approval of each proposal herein requires the affirmative vote by the holders of a majority of Voting Shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting. For example, if all 12,720,000 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 6,487,200 Voting Shares. As another example, if only the required minimum quorum of 6,487,200 Voting Shares are present in person or by proxy at the meeting, then each proposal must be approved by the affirmative vote of the holders of 3,308,472 Voting Shares.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Meeting and publish final results in our Current Report on Form 8-K which will be filed with the Securities and Exchange Commission within four days after the Meeting.

How can shareholders communicate with our Board of Directors?

Company shareholders who want to communicate with our Board or any individual director may write to them c/o North Coast Partners, Inc., Attention: Brook Lang, Chief Executive Officer, 425, Second Avenue, Suite 500, Seattle, Washington 98104-2323. Your letter should indicate that you are a Company shareholder. Depending on the subject matter, our Chief Executive Officer will: (i) forward the communication to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director or directors to whom they were addressed, and shall make those communications available to our Board upon request.

PROPOSALS TO BE VOTED UPON

PROPOSAL NO. 1
CHANGE IN THE COMPANY’S NAME FROM “NORTH COAST PARTNERS, INC.” TO
“MONTAVO, INC.”

Our Board seeks the approval of the shareholders to amend our Certificate of Incorporation for the purpose of changing our company name from North Coast Partners, Inc. to Montavo, Inc. Our Board has determined that it is in the best interests of our Company and its shareholders to change the name of the company to better reflect its proposed business activities and to seek shareholder approval of such name change. Upon consummation of the transactions contemplated by the Merger Agreement, the Company will operate the current business of Montavo. As described in the Current Report on Form 8-K filed by the Company on May 9, 2008, Montavo is a Washington corporation which has developed a mobile Location Based Services marketing solution for wireless carriers, mobile handsets, wireless carrier/device software aggregators, personal navigation devices and vehicle manufacturers. The Board has approved an amendment to the Articles of Incorporation pursuant to which the first sentence of Article I of our Articles of Incorporation, which sets forth the name of the Company, will be amended in its entirety to provide as follows: “The name of the corporation is Montavo, Inc.”

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 1

The Board has approved the proposal to amend our Certificate of Incorporation for the purpose of changing our name to Montavo, Inc., and recommends that our shareholders vote FOR approval of such amendment.

PROPOSAL NO. 2

INCREASE IN THE NUMER OF AUTHORIZED SHARES OF COMMON STOCK

As of the record date, the authorized capital of Company consisted of 20,000,000 shares of Common Stock, $.001 par value, of which, approximately 12,720,000 shares were outstanding, and 1,000,000 shares of Preferred Stock, par value, of which no shares are issued and outstanding. The Board has approved the change in the Certificate of Incorporation of the Company to increase the number of authorized common stock from 20,000,000 shares to 100,000,000 shares of common stock. The approval of this proposal will not affect total stockholder equity but will increase the authorized capitalization of the Company.

The Company is currently obligated to issue more shares than it is authorized to issue. Pursuant to the Merger Agreement by and among the Company, North Coast Acquisition Corp. and Montavo, Inc., upon the consummation of the merger, the Company will issue 11,700,000 shares of Common Stock to Montavo’s shareholders. Currently, the Company does not have sufficient shares authorized to honor its obligations to
Montavo’s shareholders. For the foregoing reason, the Company needs to increase its authorized share capital.

The Board further believes that it is in Company's best interests to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to issue Common Stock without further action by the Company's stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans of the Company or of acquired companies, the acquisition of other companies, and other bona fide purposes.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 2

The Board has approved the change in the Certificate of Incorporation of Company from having 20,000,000 shares of common stock authorized to the change in the Certificate of Incorporation of Montavo, Inc. providing for 100,000,000 shares of common stock authorized and recommends that shareholders of the Company vote FOR approval of the increase in the number of authorized shares of common stock.

PROPOSAL NO. 3
INCREASE IN THE NUMER OF AUTHORIZED SHARES OF PREFERRED STOCK

The Company’s Board of Directors has approved a proposal to increase the authorized shares of Preferred Stock from 1,000,000 shares to 5,000,000 shares. As no class of Preferred Stock is currently outstanding, the Board of Directors believes that an increase in the authorized number of shares of Preferred Stock will provide the Company with greater flexibility to engage in transactions involving the issuance of Preferred Stock, such as financings and investment opportunities. The authorization of additional capital may have an anti-takeover effect, in that it may have the effect of discouraging unsolicited takeover bids, although that is not the intent of the Board of Directors. The Company does not currently have any plan or arrangement to issue any shares of Preferred Stock.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 3

The Board has approved the change in the Certificate of Incorporation of Company from having 1,000,000 shares of preferred stock authorized to the change in the Certificate of the Company, providing for 5,000,000 shares of preferred stock authorized and recommends that shareholders of the Company vote FOR approval of the increase in the number of authorized shares of preferred stock.

OTHER BUSINESS
REGARDING PROPOSAL NO. 4

Our Board knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

DIRECTORS AND EXECUTIVE OFFICERS

All directors of our company hold office until the next annual general meeting of the stockholders or until their successors are elected and qualified. The officers of our company are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal. Our directors, executive officers and other significant employees, their ages, positions held and duration each person has held that position, are as follows:

Name	Age	Positions and Offices

Brook W. Lang	43	Chief Executive Officer

Robert Montesano	30	President and Director

Brian Conte	47	Chief Development Officer

Wong Peck Ling	36	Chief Financial Officer and Director

Brook W. Lang is a seasoned executive with over 20 years of experience in sales and marketing, financial management, operations, and product development capacities in high tech industries. In several Executive, Sr. Executive, Sales & Business Development, Advisory, Board, and Board Advisory roles, he has conducted business domestically in the U.S. and internationally in Europe and Asia building company relationships and working with industry trade and standards organizations.

In February 2003, Mr. Lang worked with L & S on several executive projects in the wireless industry helping launch products and services to the wireless, content, games, retail, distribution, and enterprise markets. In December of 2004 as part of these projects, Brook was actively recruited, together with some of his own IP to help lead Montavo, a wireless Location Based Services (LBS) mobile application company focused in the mobile search and advertising market. Mr. Lang works closely with the technology team to develop and evolve the technologies and is responsible for marketing, distribution and branding for Montavo applications targeting national/regional brand advertisers and small to medium sized local advertisers. Mr. Lang is also responsible for development of relationships with mobile software aggregators and global wireless carriers to offer private labeled solutions and other mobile marketing solutions.

Mr. Lang holds a Bachelor’s degree in Business Administration from the University of Washington.

Robert Montesano manages the administration and assists Mr. Lang in the marketing and distribution efforts. Robert has honed his abilities through the course of a successful and highly stable sales and marketing career. Robert has consistently advanced to positions of increased challenge and responsibility and is an effective communicator. In addition, he demonstrates a keen understanding of marketplace activities and trends and is skilled in handling key customer accounts.

From 1999 to 2005 he commenced his sales and marketing career at Sutton West where he was involved in real estate transactions with various clients. In 2005, Robert commenced working for Superior Product Designs where he set up an initial infrastructure to support sales efforts worldwide. Robert graduated from York University and received a Bachelor of Business Administration.

Brian Conte manages the development and technological aspects of Montavo’s mobile applications and solutions. He founded Fast Track with over 15 years of entrepreneurial experience and technology expertise. Mr. Conte was among the early employees of Microsoft, being the 225th employee hired and managed the development of Microsoft's first browser in 1985 and later founded hDC, the first Windows software company. Mr. Conte ran hDC, later named Express Systems, for 10 years before selling it to WRQ in 1996, where he remained as CTO. Mr. Conte spearheaded the development of one of WRQ's most successful products, Express 2000, which generated more than $10 million in its first year.

In 2002, Mr. Conte launched a development company with an office in India which currently has 35+ employees, specializing in Microsoft.NET Development for desktop and mobile platforms.

Mr. Conte designed and developed Fast Track’s Home Automation product line, which won Electronic House’s 2006 “Best Home of the Year” award in its debut year and was featured on the Discovery Channel.

Mr. Conte holds a BSE in Electrical Engineering and Computer Science from Princeton University. Satisfied requirements for Physics degree as well. Dean’s List, Graduated Cum Laude.

Wong Peck Ling has been our Chief Financial Officer and a director since January 30, 2004, and was our Chief Executive Officer from January 30, 2004 until December 13, 2004. From July 1992 to September 1995, Ms. Wong was an external auditor with Ernst & Young Public Accountants in Kuala Lumpur, Malaysia. In June 1997, Ms. Wong joined Insinger, a Labuan private management company and is presently an executive director. Ms. Wong is a member of the CPA Australia (CPA), a Chartered Accountant with the Malaysian Institute of Accountants. In July 1992, Ms. Wong graduated from Monash University in Melbourne, Australia with a Bachelor of Economics degree, majoring in Accounting.

Our officers and directors have not been affiliated with any company that has filed for bankruptcy within the last five years. We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officers or directors, is a party adverse to our company or any of our subsidiaries or has a material interest adverse to it or any of its subsidiaries. There are no agreements with respect to the election of directors.

BOARD OF DIRECTORS AND COMMITTEES INFORMATION

Audit Committee Financial Expert. The Board of Directors has not established an audit committee and does not have an audit committee financial expert.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. During the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act filed such forms on a timely basis.

Code of Ethics. The Company has not adopted a Code of Ethics.

EXECUTIVE COMPENSATION

No director or officer of the Company has received compensation during the last three fiscal years. The Company does not have any employment or any similar agreements with its officers. No options were granted to any employee or executive officer during the year ended December 31, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended December 31, 2007, all reporting persons complied with all applicable Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of May 15, 2008, the number of shares of common stock of the Company beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 12,720,000 shares issued and outstanding on May 14, 2008. Unless indicated otherwise, all addresses below are c/o North Coast Partners, Inc.524 Second Avenue, Suite 500, Seattle, Washington 98104-2323.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Brook W. Lang	0	0%

Robert Montesano	0	0%

Brian Conte	0	0%

Wong Peck Ling	1,612,000	12.7%

Stamford Bridge Holdings Limited(1)	1612,000	12.7%

All directors and executive officers as a group (4 persons)	1,612,000	12.7%

(1)
Stamford Bridge Holdings Limited owns 1,612,000 shares of our common stock. Ms. Wong Peck Ling, our Chief Financial Officer and a director, is the sole shareholder of Stamford Bridge Holdings Limited and is deemed to beneficially own the shares owned by Stamford Bridge Holdings Limited.

If the Company consummates the transactions contemplated by the Merger Agreement, the Company will have issued and outstanding 24,420,000 shares, the 12,720,000 currently issued and outstanding plus the 11,700,000 to be issued to the shareholders of Montavo. Accordingly, the percentages below are calculated based on 24,420,000 shares issued and outstanding on a pro forma basis.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Brook W. Lang	1,026,472	4.2%

Robert Montesano	0	0%

Brian Conte	2,289,208	9.4%

Wong Peck Ling	1, 612,000	6.6%

Stamford Bridge Holdings Limited(1)	1, 612,000	6.6%

All directors and executive officers as a group (4 persons)	4,927,680	20.2%

(1)
Stamford Bridge Holdings Limited owns 1, 612,000 shares of our common stock. Ms. Wong Peck Ling, our Chief Financial Officer and a director, is the sole shareholder of Stamford Bridge Holdings Limited and is deemed to beneficially own the shares owned by Stamford Bridge Holdings Limited.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not been a party to any transaction, proposed transaction or series of transactions in which the amount involved exceeded $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

SHAREHOLDER PROPOSALS

Shareholders of our Company may submit proposals to be considered for shareholder action at the Meeting if they do so in accordance with applicable regulations of the SEC and the laws of the State of Delaware. In order to be considered for inclusion in the Proxy Statement for the meeting, our Chief Executive Officer must receive proposals no later than June __, 2008. Shareholder proposals should be addressed to North Coast Partners, Inc., Attn: Chief Executive Officer,524 Second Avenue, Suite 500, Seattle, Washington 98104-2323.

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

North Coast Partners, Inc.
524 Second Avenue, Suite 500
Seattle, Washington
98104-2323

By Order of the Board of Directors,

Brook W. Lang
Chief Executive Officer

May15, 2008

NORTH COAST PARTNERS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
JUNE _, 2008

The undersigned, a shareholder of North Coast Partners, Inc. (the "Company"), does hereby appoint Brook W. Lang, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on June __, 2008, at 10:00 a.m., at the offices of the Company, located at 524 Second Avenue, Suite 500, Seattle, Washington 98104-2323 (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

The shares represented by this Proxy shall be voted in the following manner:

1.    Approval of the proposal to amend the Certificate of Incorporation for the purpose of changing the name of the Company to Montavo, Inc.

FOR	AGAINST	WITHOLD
☐	☐	☐

2.    Approval of the proposal to amend the Certificate of Incorporation for the purpose of increasing the number of authorized common stock from 20,000,000 to 100,000,000.

FOR	AGAINST	WITHOLD
☐	☐	☐

3.    Approval of the proposal to amend the Certificate of Incorporation for the purpose of increasing the number of authorized preferred stock from 1,000,000 to 5,000,000.

FOR	AGAINST	WITHOLD
☐	☐	☐

4.    In the discretion of the persons acting as proxies, on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated: ________________, 2008	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________
Dated: ________________, 2008	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________